UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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MAUI LAND & PINEAPPLE COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 18, 2021

To Our Shareholders:

We are pleased to invite you to our 2021 Annual Meeting of Shareholders, which will be held on Wednesday, April 28, 2021 at 8:30 a.m., local time, via conference call at (866) 316-1519, PIN = 42323766#, due to local restrictions and guidelines related to the COVID-19 pandemic.

At the meeting, shareholders will vote to (i) elect five members to our Board of Directors for a one‑year term; (ii) approve, on a non‑binding advisory basis, compensation paid to our named executive officers; (iii) ratify the appointment of our independent registered public accounting firm to serve for fiscal year 2021; and (iv) transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment of the meeting. We know of no other matters to be presented at the meeting.

This meeting is an opportunity to communicate with our shareholders and it is important that your shares be represented and voted whether or not you expect to attend the meeting.  You can vote by proxy or by attending the meeting via conference call.  If you wish to vote your shares by proxy, you can vote using the Internet, by telephone, by requesting a paper proxy card to complete and return by mail, or by following the voting instructions forwarded by your bank, broker, or other holder of record. Please review the instructions in the enclosed Proxy Statement or the Important Notice Regarding the Availability of Proxy Materials regarding each of these voting options. If you attend the meeting via conference call, you may withdraw your proxy and vote at the time, if you wish.  However, even if you plan to attend the meeting via conference call, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the meeting.

Your vote is important so please ensure that your shares are represented. Thank you for your continued support of Maui Land & Pineapple Company, Inc.

Sincerely,

/s/ WARREN H. HARUKI Chairman & Chief Executive Officer

Maui Land & Pineapple Company, Inc.
200 Village Road, Lahaina, HI 96761

Phone: 808.877.3893       Fax: 808.665.0641

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MAUI LAND & PINEAPPLE COMPANY, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. will be held on Wednesday, April 28, 2021 at 8:30 a.m., local time, via conference call at (866) 316-1519, PIN = 42323766#, due to local restrictions and guidelines related to the COVID-19 pandemic, for the following purposes:

1.	To elect Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin as directors to serve for a one‑year term or until their successors are elected and qualified;

2.	To approve, on a non‑binding advisory basis, the compensation paid to our named executive officers;

3.	To ratify the appointment of Accuity LLP as our independent registered public accounting firm for fiscal year 2021; and

4.	To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

Shareholders of record of Maui Land & Pineapple Company, Inc. (NYSE: MLP) Common Stock at the close of business on March 9, 2021 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

Your attention is directed to the enclosed Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ MICHAEL S. HOTTA Chief Financial Officer

Dated: March 18, 2021

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, BY REQUESTING A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL, OR BY FOLLOWING THE VOTING INSTRUCTIONS FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE VIA CONFERENCE CALL IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BANK, BROKER OR OTHER NOMINEE AND YOU WISH TO VOTE VIA CONFERENCE CALL AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BANK, BROKER OR OTHER NOMINEE.

MAUI LAND & PINEAPPLE COMPANY, INC.

200 Village Road

Lahaina, Hawaii 96761

(808) 877‑3351

PROXY STATEMENT

General Information Regarding the Annual Meeting

This proxy is solicited on behalf of the Board of Directors of Maui Land & Pineapple Company, Inc., a Hawaii corporation, for the 2021 Annual Meeting of Shareholders, or the Annual Meeting, to be held on Wednesday, April 28, 2021 at 8:30 a.m., local time, via conference call at (866) 316-1519, PIN = 42323766#, due to local restrictions and guidelines related to the COVID-19 pandemic, or any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet. You will not receive a printed copy of the proxy materials unless you request them. If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials contained in the Important Notice Regarding the Availability of Proxy Materials. This process is designed to expedite shareholders' receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

On or around March 18, 2021, we mailed to our shareholders – other than to certain street name shareholders or those who previously requested electronic or paper delivery – an Important Notice Regarding the Availability of Proxy Materials, which contains instructions on how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our 2020 Annual Report on Form 10-K. The Important Notice Regarding the Availability of Proxy Materials also instructs you on how you may vote your proxy on the Internet.

As used in this Proxy Statement, the terms the “Company,” “we,” “our” and “us” refer to Maui Land & Pineapple Company, Inc.

Who Can Vote

Holders of record of shares of our Common Stock, no par value, at the close of business on March 9, 2021, the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote per share on each matter properly brought before the Annual Meeting. Shareholders will not be entitled to cumulate their votes in the election of directors.

Your shares may be voted at the Annual Meeting only if you attending via conference call or represented by a valid proxy. If you wish to vote your shares by proxy, you can vote by using the Internet, by telephone, by requesting a paper proxy card to complete and return by mail or by following the voting instructions forwarded by your bank, broker, or other holder of record. Voting by proxy on the Internet or by telephone may not be available to all shareholders. For specific instructions on voting, please refer to the Important Notice Regarding the Availability of Proxy Materials or the information forwarded by your bank, broker or other holder of record.

The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on April 27, 2021. Shareholders who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the shareholder. Shareholders who vote by Internet or telephone need not return a proxy card by mail. If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, collectively referred to in this Proxy Statement as a “Nominee” then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. Please refer to the instructions they will provide to you for voting your shares.

A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 for the ten days prior to the Annual Meeting.

Shares Outstanding and Quorum

As of the Record Date, approximately 19,389,858 shares of Common Stock were issued and outstanding. Votes cast by proxy or via conference call at the Annual Meeting will be tabulated to determine whether or not a quorum is present for the transaction of business at the meeting. A quorum will exist if a majority of shares of Common Stock issued and outstanding as of the Record Date are represented at the meeting, either via conference call or by proxy.

Proxies

Shares of our Common Stock represented by properly executed proxies received by us at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in those proxies. If no directions are given by a proxy, shares represented thereby will be voted (i) in favor of electing our Board’s five nominees as directors; (ii) in favor of approving the compensation paid to our named executive officers; and (iii) in favor of the ratification of Accuity LLP as our independent registered public accounting firm. The proxy confers discretionary authority on the persons it names as to all other matters that may come before the Annual Meeting and at any continuation, postponement, or adjournment thereof. Our Board of Directors, or our Board, knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Abstentions and Broker Non‑Votes

Abstentions

When an eligible voter attends the meeting via conference call but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxies that indicate “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•	abstention shares are deemed present and entitled to vote for purposes of establishing a quorum;

•

abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•

abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non‑Votes

If you are the beneficial owner of shares held in “street name” by a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. “Broker non‑votes” occur when shares held by a Nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) such proposal is a non‑routine proposal for which the Nominee lacks the discretionary authority to vote the shares. Whether a proposal is routine or non‑routine is determined under the rules of the New York Stock Exchange, or NYSE. Thus, when no voting instructions are received and a Nominee lacks the discretion to vote on his or her clients’ behalf, Nominees are generally required to return the proxy (or a substitute) marked with an indication that the Nominee lacks voting power over that particular proposal. This type of response is known as a “broker non‑vote.” We will treat broker non‑votes as follows:

•	broker non‑votes are deemed present and entitled to vote for purposes of establishing a quorum;

•

broker non‑votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority (or some other percentage) of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non‑vote will not affect the outcome of the voting on a proposal that requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal for approval; and

•

broker non‑votes will have the same effect as a vote against a proposal that requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal for approval.

Proposal Nos. 1 and 2 relating to the election of directors and advisory votes concerning executive compensation are considered non‑routine and therefore cannot be voted upon by your Nominee. Proposal No. 3 relating to the ratification of our independent registered public accounting firm is considered to be routine and therefore may be voted upon by your Nominee if you do not give instructions for the shares held by such Nominee.

Counting of Votes

Directors are elected by a plurality of votes cast, so the nominees who receive the most votes will be elected. Abstentions will not be taken into account in determining the election of directors and broker non‑votes will result if we do not receive voting instructions from your Nominee because the election of directors is a non‑discretionary matter. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Approval of the non‑binding advisory resolution regarding the compensation of our named executive officers will require the affirmative vote of a majority of the shares attending via conference call or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposals. Broker non‑votes will not be counted for any purpose in determining whether this proposal has been approved.

Ratification of our independent registered public accounting firm will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal. Because the ratification of our independent registered public accounting firm is a routine matter, broker non‑votes will not result for this item.

Revocation of Proxy

If you are a shareholder of record and vote by proxy, you may revoke your proxy at any time before it is voted by:

•	signing and returning another proxy card bearing a later date;

•	submitting another proxy on the Internet or by telephone (your latest telephone or Internet voting instructions are followed); or

•	submitting written notice of revocation to our Chief Financial Officer prior to or at the Annual Meeting or voting at the Annual Meeting.

Your attendance at the Annual Meeting via conference call will not have the effect of revoking your proxy unless you give written notice of revocation to our Chief Financial Officer before the polls are closed. Any written notice revoking a proxy should be sent to our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761, and must be received before the polls are closed.

If your shares are held in the name of a Nominee, you may change your vote by submitting new voting instructions to your Nominee. Please note that if your shares are held of record by a Nominee and you decide to attend and vote at the Annual Meeting, your vote via conference call at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your Nominee in advance of the Annual Meeting.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing (when requested) of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such services.

Shareholder Proposals and Nominations

Under Rule 14a‑8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Chief Financial Officer must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year’s annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a‑8 under the Exchange Act must be received at our principal corporate office at 200 Village Road, Lahaina, Hawaii 96761 on or before November 18, 2021 in order to be considered for inclusion in our proxy statement and proxy card for the 2022 Annual Meeting.

Our Bylaws contain additional requirements that must be satisfied for any proposal of shareholders made other than under Rule 14a‑8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to our Chairman & Chief Executive Officer. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2022 annual meeting of shareholders, or the 2022 Annual Meeting, will be timely under our Bylaws only if received at our principal corporate office no earlier than December 29, 2021 and no later than January 28, 2022. However, if the 2022 Annual Meeting is called for a date that is not within thirty days before or after April 28, 2022, any such notice will be timely only if it is received no later than the close of business on the tenth day following the date of the first mailing of the notice of our 2022 Annual Meeting or the date of the public disclosure of the date of our 2022 Annual Meeting, whichever is earlier.

To be in proper written form, a shareholder’s notice concerning a proposal to be presented at an annual meeting must set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and

•	a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

To be in proper written form, a notice concerning a nomination for election to our Board must set forth as to each person whom the shareholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the number of shares of our stock owned by the person beneficially and of record; and

•

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

and as to the shareholder giving the notice:

•	the name and record address of such shareholder;

•	the number of shares of our stock owned by such shareholder beneficially and of record;

•

a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

•

any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A notice concerning a nomination for election to our Board must be accompanied by a written consent of each proposed nominee being named as a nominee and to serve as a director if elected.

In addition, no person will be eligible for election as a director if such election would cause us to have insufficient “independent directors” within the meaning of the listing standards of the NYSE.

Any notice concerning proposals or nominations sought to be considered at an annual meeting should be addressed to our Chairman & Chief Executive Officer at our principal corporate office, located at 200 Village Road, Lahaina, Hawaii 96761. The full text of the Bylaws provisions referred to above, which also set forth requirements and limitations as to shareholder proposals or nominations to be considered at any special meeting, may be obtained by contacting our Chief Financial Officer at the foregoing address, by telephone at 808‑665‑5458, or e‑mail at mhotta@kapalua.com.

Multiple Shareholders Sharing the Same Address

Owners of Common Stock in street name may receive a notice from their Nominee stating that only one proxy statement will be delivered to multiple security holders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate proxy statement, or if a household is currently receiving multiple copies of the same items and any shareholder would like in the future to receive only a single copy at his or her address, he or she may contact our Chief Financial Officer at 200 Village Road, Lahaina, Hawaii 96761 or by telephone at 808‑665‑5458, or e‑mail at mhotta@kapalua.com.

MATTERS TO BE VOTED UPON

PROPOSAL 1: Election of Directors

General Information—Election of Directors

Our Board currently consists of five members who were elected for a one‑year term or until their successors are elected or appointed and qualified. Based upon the recommendation of our Nominating and Governance Committee, our Board has nominated the following individuals for election to our Board for the term that ends at the 2022 Annual Meeting: Messrs. Stephen M. Case, Warren H. Haruki, David A. Heenan, Anthony P. Takitani and Arthur C. Tokin. All nominees currently serve on our Board.

In the event that any person nominated as a director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board to fill the vacancy. We do not expect that any of the nominees will be unavailable to serve.

Set forth below is biographical information for each nominee for election at the Annual Meeting. There are no family relationships among any of our directors or executive officers.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE PERSONS NOMINATED BY OUR BOARD.

Stephen M. Case (62)

Mr. Case has served as a director on our Board since December 2008. Mr. Case has also served as Chairman and Chief Executive Officer of Revolution LLC, an investment firm, since April 2005; as a Partner of Revolution Growth II, LP, a growth‑stage investment firm, since August 2011; as a Partner of Revolution Growth III, LP, a growth‑stage investment firm, since June 2015; as a Partner of Revolution Ventures II, LP, an early‑stage technology investment firm, since July 2013; as a Partner of Revolution Ventures III, LP, an early-stage technology investment firm, since November 2018; as a Partner of Rise of the Rest Seed Fund, LP, a Revolution early-stage investment firm, since November 2017; as a Partner of Rise of the Rest Seed Fund II, LP, a Revolution early stage investment firm, since March 2019; as a Partner of Rise of the Rest Real Estate Management Company since December 2019; as a member of the Board of Directors of Sweetgreen, Inc., a food company, since December 2013; and as Chairman of Exclusive Resorts LLC, a membership‑based luxury real estate company, since November 2004. Mr. Case was on the Board of Revolution Foods from June 2014 to July 2019; was on the Board of Bloom Energy Corporation from July 2014 to March 2016; was on the Board of BigCommerce Holdings, Inc. from July 2013 to October 2015; was on the Board of Zipcar, Inc. from December 2010 to March 2013; was Chairman of the Board of Time Warner, Inc. from January 2001 to May 2003; and was Chairman of the Board and Chief Executive Officer of America Online, Inc. from 1995 to January 2001 and was its Chief Executive Officer from 1993 to 1995.

Mr. Case is an experienced business leader, whose experience leading other public companies further augments his range of knowledge, providing experience on which he can draw while serving as a member of our Board. Mr. Case is the author of the bestselling book, “The Third Wave: An Entrepreneur’s Vision of the Future.” In addition, Mr. Case also brings the perspective of our largest shareholder to our Board.

Warren H. Haruki (68)

Mr. Haruki has served as our Chief Executive Officer since May 2009 and Chairman of our Board since January 2009. He has been a director on our Board since 2006. Mr. Haruki has served as President and Chief Executive Officer of Grove Farm Company, Inc., a land development company located on Kauai, Hawaii, since 2005. He was President of GTE Hawaiian Tel and Verizon Hawaii, communications providers, from 1991 to 2003. Mr. Haruki serves on the boards of several privately held companies and not for profit organizations.

Mr. Haruki’s experience in leadership roles, some of which were in public companies, gives him a deep understanding of the role and strategic priorities of the Board. In addition, his experience with operational and financial matters in similar industries as ours positions him well to serve as our Chairman & Chief Executive Officer.

David A. Heenan (81)

Mr. Heenan was appointed in January 2018 to serve on our Board to fill the vacancy created by the resignation of a former director. Mr. Heenan previously served as a member of our Board from 1999 until our annual meeting in 2015. Mr. Heenan had served as a Trustee of The Estate of James Campbell, a private trust in Honolulu, Hawaii, from 1995 to 2018. He was Chairman, President and Chief Executive Officer of Theo. H. Davies & Co., Ltd., the North American holding company for the Hong Kong-based Jardine Matheson, from 1982 to 1995, and served as a director of Bank of Hawaii Corporation from 1993 until 2015. Mr. Heenan is a visiting business professor at the College of William and Mary. He was the Chairman of our Board from May 2003 to March 2004 and has also served the Board as its lead independent director.

Mr. Heenan’s former experience leading a public company, as well as his public company board experience, provides a great depth of experience on which he can draw while serving on our Board.
Anthony P. Takitani (66)

Mr. Takitani has served as a director on our Board since April 2015. Mr. Takitani is an attorney and partner of the law firm Takitani Agaran Jorgensen and Wildman, a firm specializing in real estate, commercial and personal injury law in Maui. Mr. Takitani also served two terms as a legislator in the State of Hawaii House of Representatives. Born and raised in Maui, Mr. Takitani is an alumnus of Baldwin High School in Maui, the University of Hawaii at Manoa, and received a law degree from Southwestern University School of Law in Los Angeles. Mr. Takitani is very involved in the Maui community, having served on numerous non-profit boards for organizations such as the Maui Arts & Cultural Center as well as the Board of Directors for Maui Health Systems.

Mr. Takitani’s extensive legal background, experience as a legislator, and involvement in the Maui community make him a valuable asset on our Board.

Arthur C. Tokin (76)

Mr. Tokin has served as a director on our Board since May 2010. Mr. Tokin has served as a business consultant with Lum Yip Kee Ltd., a real-estate related business in Honolulu, Hawaii, since 2005. In addition, he served as a business consultant with Title Guaranty of Hawaii, Inc. from 2011 to 2017. From 1992 through 2004, he was the managing Partner of the Honolulu, Hawaii office of PricewaterhouseCoopers, a global public accounting firm. Mr. Tokin also serves on the boards of several privately held companies and not-for-profit organizations.

Mr. Tokin’s experience in a leadership and governance role with PricewaterhouseCoopers, providing audit and advisory services to a number of significant companies, makes him particularly well suited to serve on our Board. His experience as a proven business leader provides him with the skills necessary to be our lead independent director.

Director Independence

Both the listing standards of the NYSE and our Bylaws require that a majority of our Board be independent within the meaning of the listing standards of the NYSE. Our Nominating and Governance Committee annually evaluates the independence of each director and nominee for director, based on the rules prescribed by the listing standards of the NYSE and an evaluation of the transactions, if any, between us and the other entities with whom the director has an affiliation. After completing its annual evaluation, our Nominating and Governance Committee concluded that (i) Warren H. Haruki, who is Chairman of our Board, is not independent because he serves as our Chief Executive Officer; and (ii) Stephen M. Case is not independent because of the materiality of his beneficial ownership in our outstanding shares. Our Board has affirmatively determined that Messrs. Heenan, Takitani and Tokin are independent pursuant to the NYSE standards for independence.

Board Meetings and Committees

Our Board has established three standing committees: our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee. Our Board has approved a written charter for each of these committees, and each such charter as well as our Corporate Governance Guidelines are posted on our website at www.mauiland.com/investor.shtml.

During 2020, our Board held four meetings; our Audit Committee held four meetings; our Compensation Committee held two meetings; and our Nominating and Governance Committee held one meeting. Our Board and each committee conduct annual self‑evaluations of their effectiveness. In 2020, all directors attended 100% of the aggregate meetings of our Board and committees on which they serve. The non‑management directors met twice in 2020 with Mr. Tokin, the lead independent director, presiding at such meeting. Board members are encouraged, but not required, to attend our annual meetings.

Audit Committee

Members of our Audit Committee are currently Messrs. Tokin (Chairman), Heenan and Takitani. All of our Audit Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC. Our Board has determined that all members of our Audit Committee are “audit committee financial experts” as defined in the rules and regulations of the SEC.

Our Audit Committee is responsible for, among other things, monitoring the integrity of our consolidated financial statements, our system of internal accounting controls and financial reporting processes, and the overall performance of our internal auditors. Our Audit Committee is also responsible for hiring, determining compensation for, and reviewing the independence and performance of, our independent registered public accounting firm. See “Report of the Audit Committee.”

Compensation Committee

Members of our Compensation Committee are currently Messrs. Heenan (Chairman), Takitani and Tokin. All of our Compensation Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Compensation Committee reviews and approves the compensation plans, salary recommendations and other matters relating to compensation of our named executive officers and directors. Compensation recommendations regarding the named executive officers (except for the Chief Executive Officer) and directors are generally provided to our Compensation Committee by our Chief Executive Officer and approved by the committee. Our Chief Executive Officer’s total compensation is recommended by our Compensation Committee and approved by our Board. Our Compensation Committee generally retains the services of a compensation consultant to evaluate the compensation of our named executive officers and directors.

Our Compensation Committee has the sole authority to retain and terminate outside counsel and other outside experts or consultants, at our expense, as deemed appropriate.

Nominating and Governance Committee

Members of our Nominating and Governance Committee are currently Messrs. Takitani (Chairman) Heenan and Tokin. All of our Nominating and Governance Committee members are independent, as defined by the listed company standards of the NYSE and by the rules of the SEC.

Our Nominating and Governance Committee identifies, evaluates, and recommends qualified candidates to our Board for nomination and election. Our Nominating and Governance Committee’s policy with respect to director candidates recommended by shareholders is that it will consider any such director candidates on the same basis as candidates identified by the committee. Names and resumes of prospective directors should be addressed to Nominating and Governance Committee of Maui Land & Pineapple Company, Inc., c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. See “General Information Regarding the Annual Meeting—Shareholder Proposals and Nominations” above.

The criteria that will be applied in evaluating any candidate considered by our Nominating and Governance Committee, including those recommended by shareholders, includes whether or not the candidate:

•	is familiar with the communities of Maui and Hawaii in general;

•	possesses personal and professional integrity, sound judgment and forthrightness;

•	has sufficient time and energy to devote to our affairs;

•	is willing to challenge and stimulate management and is able to work as part of a team in an environment of trust;

•	has an open‑minded approach to, and the resolve to independently analyze, matters presented for consideration;

•	will add specific value by virtue of particular technical expertise, experience or skill relevant to our business; and

•

understands business and financial affairs and the complexities of a business organization. While a career in business is not essential, a nominee should have a proven record of competence and accomplishment through leadership in industry, non‑profit organizations, the professions or government.

Our Nominating and Governance Committee has not adopted any formal diversity policy with respect to the nomination of qualified director candidates. However, our Nominating and Governance Committee may consider diversity, broadly defined to include a diversity of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, in the context of the requirements of our Board at any specific point in time.

Our Nominating and Governance Committee identifies nominees for positions on our Board by requesting names of potential candidates from the other Board members and from our executive officers. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for reelection. With respect to existing directors, prior to making its recommendation to the full Board, our Nominating and Governance Committee, in consultation with the Chairman of our Board, reviews each director’s continuation on our Board as a regular part of the nominating process.

Our Nominating and Governance Committee is authorized by its charter to retain a third-party search firm to identify potential nominees to our Board. Our Nominating and Governance Committee reviews resumes of interested candidates and selects those that pass the initial screening for personal interviews, screening, and for final recommendation to our Board.

Communications with our Board

All interested parties wishing to submit written communications to our management and non‑management directors should address their communications to: Board of Directors of Maui Land & Pineapple Company, Inc., or to the specified individual director, c/o Chief Financial Officer, 200 Village Road, Lahaina, Hawaii 96761. All such correspondence will be forwarded to the specified director or in the absence of such specification, to our lead independent director.

Code of Ethics

We adopted a Code of Business Conduct and Ethics, or Code of Ethics, in March 2008 that applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our website at www.mauiland.com/investor.shtml. We will disclose any amendment to, or waiver from, any provision of the Code of Ethics by posting such information on our website.

Board Leadership Structure and Risk Oversight

Our Board does not have a policy, one way or the other, on whether the same person should serve as both our Chief Executive Officer and Chairman of our Board or whether the Chairman should be a non‑employee director. Our Board believes that it should have the flexibility to make this determination at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over the past several years, we have had different leadership structures reflecting our circumstances at the time. Our Board believes that the current leadership structure, with Mr. Haruki serving as Chairman of our Board and Chief Executive Officer, is appropriate given Mr. Haruki’s experience in serving in both of these roles, his strong leadership capability and the efficiency of having the roles combined. Pursuant to past practice, whenever the Chairman is an employee of the Company, our Board selects a “lead independent director.” Mr. Tokin currently serves as the lead independent director and as such, presides over meetings of the non‑management directors. We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that our Board meets its fiduciary obligations to our shareholders, that the interests of management and our shareholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our shareholders.

Our Audit Committee oversees our risk management functions, the purpose of which is to identify potential events and risks that may affect our business and objectives including, without limitation, financial, cybersecurity and compliance risks. To fulfill this duty, the committee works with our external auditors and management to highlight significant enterprise‑wide risks, to establish operational plans to control and mitigate risks and to monitor and review the risk management function. Our Audit Committee discusses its findings with our Board and consults with our Board on all major decisions.

Director Compensation

DIRECTOR COMPENSATION

Year Ended December 31, 2020

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
Stephen M. Case	$32,000	$63,000	$95,000
David A. Heenan	32,000	63,000	95,000
Anthony P. Takitani	32,000	63,000	95,000
Arthur C. Tokin	32,000	63,000	95,000

(1)	Compensation for our Chairman & Chief Executive Officer, Warren H. Haruki, is provided in the “Executive Compensation” section below.

(2)

Consists of a quarterly retainer. These amounts do not include amounts paid to independent directors to reimburse them for expenses of travel and other reasonable out‑of‑pocket expenses that are related to service on our Board.

(3)

Aggregate grant date fair value (computed in accordance with FASB ASC topic 718) of stock awards granted in 2020, which vest quarterly. Assumptions used in the calculation of these amounts are included in Note 7 to our consolidated financial statements in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2020 filed with the SEC on March 1, 2021. As of December 31, 2020, Messrs. Case, Heenan, Takitani and Tokin each had 1,554 restricted shares that will vest on March 31, 2021.

Narrative to Director Compensation Table

In 2020, all non‑employee directors received an annual cash retainer fee of $32,000 paid quarterly. Each director is expected to perform committee service and to attend meetings; therefore, we do not pay additional compensation for committee service or for attending meetings. Non‑employee directors were also granted restricted Common Stock, or restricted shares, which vest quarterly over the term of the director’s service. The restricted shares were granted under the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan, or the 2017 Plan, to the director at the time he or she is elected, re‑elected or appointed to our Board. The directors have voting and regular dividend rights with respect to the unvested restricted shares but have no right to dispose of them until such time as they are vested. All unvested restricted shares are forfeited upon the director’s termination of his position as a member of the Board for any reason.

In 2020, Messrs. Case, Heenan, Takitani and Tokin were each granted 6,216 restricted shares – 1,554 shares vesting quarterly – upon their election to our Board for the one‑year term ending with our annual meeting on April 21, 2021 (fair value on April 22, 2020 of $10.14 per share).

PROPOSAL 2: Advisory Vote on Executive Compensation

We are asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to vote on our executive compensation. At our Annual Meeting of Shareholders held in 2019, a majority of our shareholders voted in favor of holding an advisory vote to approve executive compensation every year. Our Board considered these voting results and decided to adopt a policy providing for an annual advisory shareholder vote to approve our executive compensation. We are therefore holding this year’s advisory vote in accordance with that policy and pursuant to U.S. securities laws and regulations.

As an advisory vote, this proposal is not binding upon the Board or our Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

We urge our shareholders to carefully review the “Summary Compensation Table” and related narrative disclosure below, which describes the compensation paid to our named executive officers. Our Board and Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

Therefore, we ask our shareholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation table and narrative discussion, is hereby APPROVED.”

OUR BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

Executive Officers

Warren H. Haruki (68)	See “General Information—Election of Directors” for biographical information regarding Mr. Haruki.

Michael S. Hotta (50)

Mr. Hotta joined the Company as Chief Financial Officer on May 26, 2020 to fill the vacancy created by the resignation of our former Chief Financial Officer, Tim Esaki.  Mr. Hotta previously served as the Chief Operating Officer of DK Restaurants from January 2020 to May 2020.  From 2014 to January 2020, Mr. Hotta was the Controller for JD Painting, Inc., one of the premier painting companies in the State of Hawaii.  From 2007 to 2014, he served as a consultant for various construction companies as well as on the Board of Directors and as an officer for S. Hotta Holdings, Inc. From December 2006 to August 2007, he served as the Vice President Finance Development/Operations Controller for The Resort Group, a master planned residential, golf, and commercial real estate developer for Ko Olina and Princeville Resort.  From January 1997 to December 2006, he worked in the Hospitality industry as the Regional Business Manager for Sunterra Corporation, as the Corporate & Hotel Controller of Halekulani Corporation, and as the Hotel Controller for Kapalua Bay Hotel.  Mr. Hotta was an auditor at Deloitte & Touche LLP, from January 1993 to January 1997.

Paulus Subrata (41)

Mr. Subrata has served as Vice President of the Company since February 2019. From 2012 to 2019 he served as our Controller, and from 2010 to 2012 he served as Director of Internal Audit of the Company. Mr. Subrata holds a Master's degree in Accounting from the University of Toledo. Mr. Subrata is on the boards of several non-profit organizations and a privately held company.

Executive Compensation

Summary Compensation Table

The following table sets forth for our named executive officers for the years ended December 31, 2020 and 2019 (i) the dollar value of base salary; (ii) the dollar value of annual and long-term incentive base compensation; (iii) all other compensation; and (iv) the dollar value of total compensation:

Name and Principal Position	Year	Base Salary	Annual Incentive (1)	Long-Term Incentive (2)	All Other Compensation (3)	Total
Warren H. Haruki	2020	$415,000	$612,125	$391,760	$821	$1,419,706
Chairman & Chief Executive Officer	2019	394,000	615,625	394,000	1,466	1,405,091
(Principal Executive Officer)

Tim T. Esaki (4)	2020	80,324	0	0	238	80,562
Former Chief Financial Officer	2019	252,000	220,500	173,250	752	646,502
(Former Principal Financial Officer)

Michael S. Hotta (4)	2020	112,581	45,774	45,774	32	204,161
Chief Financial Officer
(Principal Financial Officer)

Paulus Subrata (5)	2020	150,000	88,500	88,500	187	327,187
Vice President	2019	120,000	25,000	37,500	176	182,676

(1)

Annual incentive compensation is payable in Common Stock of the Company. Amounts reflect the aggregate grant date fair value of our Common Stock in accordance with FASB ASC Topic 718. See “Incentive-Based Compensation” below.

(2)

Long-term incentive compensation is payable in Common Stock of the Company over three years, vesting quarterly. Amounts reflect the aggregate grant date fair value of our Common Stock in accordance with FASB ASC Topic 718. See “Incentive Based Compensation” below.

(3)	All Other Compensation includes the value of life insurance benefits.

(4)	Mr. Esaki resigned the position of Chief Financial Officer on March 31, 2020. Mr. Hotta filled the vacant position on May 26, 2020. Mr. Hotta’s offer of employment was filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on August 12, 2020.

(5)	Mr. Subrata was promoted to Vice President in February 2019.

Narrative to Summary Compensation Table

Our Compensation Committee has retained the services of Pay Governance, LLC, an outside compensation consultant, to assist in the evaluation of compensation packages offered to our named executive officers. Compensation levels and incentive structures in 2020 and 2019 were based on studies in October 2019 and 2017 by Pay Governance, LLC, of market data from peer companies in the real estate management and development industries comparable to our Company.

In February 2021, 49,029, 7,089 and 3,666 shares of Common Stock of the Company were granted to Messrs. Haruki, Subrata and Hotta, respectively, for 2020 annual incentive compensation. Shares granted for annual incentive compensation are not subject to vesting. In February 2020, 48,379, 17,328 and 1,965 shares of Common Stock of the Company were granted to Messrs. Haruki, Esaki and Subrata respectively, for 2019 annual incentive compensation.

In February 2021, 31,378, 7,089 and 3,666 restricted shares of Common Stock of the Company that vest quarterly over three years were granted to Messrs. Haruki, Subrata and Hotta, respectively, for 2020 long-term incentive compensation. In February 2020, 30,960, 13,620 and 2,952 restricted shares of Common Stock of the Company that vest quarterly over three years were granted to Messrs. Haruki, Esaki and Subrata, respectively, for 2019 long-term incentive compensation. Messrs. Haruki, Subrata and Hotta have voting and regular dividend rights with respect to the unvested restricted shares, but have no right to dispose of them until such time as they are vested. The restricted shares will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

Incentive-Based Compensation

Our Compensation Committee annually reviews and approves an Incentive Compensation Plan for our named executive officers and certain members of management. Payouts under the 2020 and 2019 Incentive Compensation Plans were payable in Common Stock of the Company and were based on achieving predetermined thresholds under performance measurements weighted as follows: for 2020, adjusted EBIDTA (as defined), 20%, sale of assets and real estate, 30%, and increase in shareholder value, 50%; and for 2019, adjusted EBIDTA (as defined), 20%, resolving staffing and segregation of duties internal control concerns, 20%, and increase in shareholder value, 60%. During 2020 and 2019, thresholds were exceeded for all performance measurements resulting in payout percentages of 118% and 125%, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2020.

		Stock Awards
Name	Award Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Warren H. Haruki	2/13/2020	23,220	(2)	$267,727
	2/20/2019	14,820	(3)	170,875
	2/21/2018	1,527	(4)	17,606

Paulus Subrata	2/13/2020	2,214	(2)	$25,527
	2/20/2019	1,015	(3)	11,703
	2/21/2018	313	(4)	3,609

(1)	The amounts in this column were calculated based on the closing price of our Common Stock as of December 31, 2020, which was $11.53.

(2)

This amount represents shares subject to a restricted stock award that was granted on February 13, 2020 and remains unvested as of December 31, 2020. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(3)

This amount represents shares subject to a restricted stock award that was granted on February 20, 2019 and remains unvested as of December 31, 2020. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

(4)

This amount represents shares subject to a restricted stock award that was granted on February 21, 2018 and remains unvested as of December 31, 2020. The shares vest quarterly over a three-year period and will fully vest if there is a change-in-control of the Company, as defined by the 2017 Plan.

Executive Severance Plan

The Company maintains an Executive Severance Plan, or Severance Plan, to retain key executives and encourage such executives to use their best business judgment in managing the affairs of the Company. The Severance Plan is administered by our Compensation Committee and provides certain severance benefits in the event an executive is involuntary terminated. As of December 31, 2020, the Severance Plan covered the Company’s named executive officers.

Under the terms of the Severance Plan, if a participant experiences (a) a separation from service as a result of the participant’s death or disability or (b) an involuntary separation from service by the Company without cause or as a result of the participant’s resignation for good reason, the Company shall pay to the participant certain severance benefits as defined in the Severance Plan. If a participant is terminated by the Company for cause or resigns without good reason, the participant is not entitled to any severance payments or benefits.

The following table shows the potential payments that would have been made to the Company’s named executive officers under the terms of the Severance Plan, assuming a separation date of December 31, 2020:

Name / Benefit	Severance Pay	Incentive Compensation Plan Severance	Health Insurance (1)	Total
Warren H. Haruki
Termination upon death or disability	$415,000	$1,006,755	-	$1,421,755
Termination without cause or resignation for good reason (2)	830,000	2,013,510	47,788	2,891,298

Michael S. Hotta
Termination upon death or disability	142,500	34,331	-	176,831
Termination without cause or resignation for good reason (2)	285,000	51,496	35,841	372,337

Paulus Subrata
Termination upon death or disability	75,000	59,875	-	134,875
Termination without cause or resignation for good reason (2)	150,000	59,875	35,841	245,716

(1)

Continued coverage for the participant and any dependents under the Company’s group health plan in which the participant and any dependents were entitled to participate immediately prior to the participant’s separation from service.

(2)

Payable in separate and distinct equal installment payments in accordance with the Company’s regular payroll practice at the time of the participant’s separation from service, for the period beginning on the date of such separation from service and ending on the earliest to occur of: (1) for the Chief Executive Officer, on the twenty-four month anniversary of the date of the Chief Executive Officer’s separation from service, (2) for the Chief Financial Officer, on the eighteen month anniversary of the date of the Chief Financial Officer’s separation from service, (3) for the Vice President, on the twelfth month anniversary of the date of the Vice President’s separation from service, (4) the first date the participant violates any restrictive covenant that may be described in his or her employment offer letter or employment agreement, including, without limitation, any non-competition, non-solicitation, non-disparagement or confidentiality covenant, (5) the fifth day following the date of the participant’s termination in the event the Company has not received by that date a general release executed by the participant and the participant’s voluntary waiver of any review period, or (6) the first date of the participant’s revocation of the general release.

PROPOSAL 3: Ratification of Independent Registered Public Accounting Firm

Our Audit Committee of our Board has appointed Accuity LLP as our independent registered public accounting firm for fiscal year 2021. Management considers Accuity LLP to be well qualified to serve as our independent registered public accounting firm. A representative of Accuity LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement. The representative also will be available to respond to appropriate questions.

Shareholder ratification of the selection of Accuity LLP as our independent registered public accounting firm is required by our Articles of Association. If our shareholders fail to ratify the selection, the Audit Committee may select a different firm until the next annual meeting of shareholders or may submit the new firm to our shareholders for ratification.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ACCUITY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2020.

Report of the Audit Committee

The Audit Committee reviewed and discussed with management and the Company’s independent registered public accounting firm, the Company’s quarterly condensed consolidated financial statements and related Forms 10‑Q for 2020, and the Company’s annual audited consolidated financial statements and related Form 10‑K for the year ended December 31, 2020, prior to submitting the respective filings.

The Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board and applicable SEC requirements.

The Committee has received the written disclosures and the letter from the Company’s independent public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Form 10‑K for the year ended December 31, 2020.

Audit Committee:

Arthur C. Tokin (Chairman)

David Heenan

Anthony P. Takitani

The above Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent the Company specifically incorporates this report by reference therein.

Independent Registered Public Accounting Firm

Fees for services performed for us by Accuity LLP for 2020 and 2019, including expenses incurred in connection with these services, were as follows:

	2020	2019
Audit Fees	$174,000	$213,000
Audit-Related Fees	—	—
Tax Fees	30,000	30,000
All Other Fees	—	—
Total Fees	$204,000	$243,000

Audit Fees

Audit fees are primarily attributable to professional services rendered in connection with the audits of our consolidated financial statements in our Annual Report on Form 10-K for the fiscal years ended December 31, 2020 and 2019, the reviews of our condensed consolidated financial statements included in our Quarterly Reports on Form 10‑Q, and audit of internal control over financial reporting as of December 31, 2019.

Audit-Related Fees

There were no fees billed by Accuity LLP for professional services under “Audit-Related Fees.”

Tax Fees

Tax fees were for professional services rendered for tax compliance and various tax consultations.

Our Audit Committee has considered whether the provision of these tax services by Accuity LLP is compatible with maintaining the independence of Accuity LLP and has determined that the provision of such services by Accuity LLP has not adversely affected the independent registered public accounting firm’s independence.

All Other Fees

There were no fees billed by Accuity LLP for professional services under “All Other Fees.”

Audit Committee Policy—Approval of Fees

It is the policy of our Audit Committee of our Board that all audit and permissible non‑audit services provided by our independent registered public accounting firm and related fees paid to our independent registered public accounting firm must be approved in advance by the Audit Committee. All of the above described services provided by Accuity LLP were approved in advance by the Audit Committee.

OTHER MATTERS

Our Board knows of no other matters that may be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters, and discretionary authority to do so is included in the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of March 9, 2021, by (i) each beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each of our directors, (iii) our named executive officers, and (iv) all of our directors and named executive officers as a group. Unless otherwise indicated and subject to applicable community property and similar statutes, all persons listed below have sole voting and investment power over all shares of Common Stock beneficially owned.

Name and Address of Beneficial Owner	Number of shares of Common Stock Beneficially Owned (1)	Approximate Percent Owned (1)
BENEFICIAL OWNER OF MORE THAN 5%
TSP Capital Management Group, LLC (2)
382 Springfield Avenue, Suite 500
Summit, NJ 07901	1,112,428	5.7%
DIRECTORS AND NAMED EXECUTIVE OFFICERS (3)
Stephen M. Case (4)	11,965,110	61.7%
Warren H. Haruki (5)	502,972	2.6%
Michael S. Hotta	5,441	*
Paulus Subrata	13,208	*
David A. Heenan	17,011	*
Arthur C. Tokin	46,518	*
Anthony P. Takitani	30,949	*
All Directors and Named Executive Officers as a group (6)	12,581,209	64.9%

*	Less than 1%

(1)

Information in this table concerning directors and named executive officers is based upon information supplied by our directors and named executive officers. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 19,389,858 shares of Common Stock outstanding as of March 9, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 9, 2021, are deemed outstanding.

(2)

Based on a Schedule 13G/A dated January 29, 2021 filed with the SEC. The Schedule 13G/A states that TSP Capital Management Group, LLC has sole dispositive power with respect to 1,112,428 shares of our Common Stock.

(3)	The business address of each director and named executive officer listed is c/o Maui Land & Pineapple Company, Inc., 200 Village Road, Lahaina, Hawaii 96761.

(4)

Substantially all shares beneficially owned by Stephen M. Case are owned by the Stephen M. Case Revocable Trust. Mr. Case is the sole trustee of the Stephen M. Case Revocable Trust and has the sole power to vote the stock and to sell or otherwise make investment decisions with respect to the shares. Mr. Case has pledged substantially all of his shares to Bank of Hawaii as collateral security for certain obligations.

(5)	Includes 25,000 shares of Common Stock subject to options that were exercised on March 6, 2019 at an exercise price of $5.20.

(6)

Includes (i) 43,348 shares of Common Stock that vest quarterly during 2021, (ii) 28,980 shares of Common Stock that vest quarterly during 2022, (iii) 17,065 shares of Common Stock that vest quarterly during 2023, and (iv) 3,544 shares of Common Stock that vest on March 31, 2024. The beneficial owners of the outstanding shares of Common Stock subject to vesting have voting and regular dividend rights, but no right to dispose of such shares.

Review, Approval or Ratification of Transactions with Related Persons

Our policy with regard to related party transactions is that all material transactions are to be reviewed by our Audit Committee for any possible conflicts of interest. A “related party transaction” that must be disclosed in this Proxy Statement includes any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over five percent of our outstanding Common Stock. Our Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to us; (ii) the terms of the transaction; and (iii) the terms available to unrelated third parties or to employees generally. Our Audit Committee will generally seek consensus of the transaction from the independent directors. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the committee’s deliberations. There were no transactions required to be reported in this Proxy Statement since the beginning of fiscal 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors, and beneficial owners of more than 10% of the outstanding shares of our Common Stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC and to furnish us with copies of such reports. To our knowledge, based solely upon a review of such reports and amendments thereto received by us during or with respect to the most recent fiscal year and upon written representations regarding all reportable transactions, we believe that all Section 16(a) reports were filed on a timely basis.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MICHAEL S. HOTTA

Chief Financial Officer

Lahaina, Hawaii

March 18, 2021

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Maui Land & Pineapple Company, Inc.

VOTE

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2021 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.

Proposal 1. Election of Directors:

01 - Stephen M. Case
02 - Warren H. Haruki
03 - David A. Heenan
04 - Anthony P. Takitani
05 - Arthur C. Tokin

☐ Mark here to vote FOR all nominees

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☐ For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

1UPX 487979

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03EWUD

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Maui Land & Pineapple Company, Inc.

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The undersigned hereby makes, constitutes and appoints Michael S. Hotta as attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Maui Land & Pineapple Company, Inc. (the "Company") to be held on Wednesday, April 28, 2021, at 8:30 a.m., local time, via conference call at (866) 316-1519, PIN = 42323766#, and any postponements or adjournments thereof, and to vote all shares of the stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present at such meeting. This Proxy may be revoked by the undersigned at any time. The undersigned directs that this Proxy be voted as follows on the reverse side:

THIS PROXY WILL BE VOTED AS DIRECTED. IF THE PROXY IS PROPERLY SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

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